October 30, 2014

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statutory Prospectus
dated March 24, 2014

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Three Bridges Capital, LP (Three Bridges) as an additional subadviser to the fund, effective November 17, 2014 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among seven subadvisers – Kingsford Capital Management, LLC (Kingsford Capital), Owl Creek Asset Management, L.P. (Owl Creek), Perella Weinberg Partners Capital Management LP (Perella Weinberg), Sirios Capital Management, L.P. (Sirios), Standard Pacific Capital, LLC (Standard Pacific), Union Point Advisors, LLC (Union Point), and Three Bridges.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 5% to Kingsford Capital, 21% to Owl Creek, 16% to Perella Weinberg, 23% to Sirios, 10% to Standard Pacific, 15% to Union Point, and 10% to Three Bridges.  The target percentage of the fund's assets to be allocated to Three Bridges, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Three Bridges seeks to generate competitive returns in rising markets and preserve capital in falling markets in an effort to realize strong, risk-adjusted returns over a market cycle that includes both rising and falling markets.  Emphasizing fundamental analysis and bottom-up stock selection, Three Bridges normally takes long positions in mid-cap and large-cap stocks, and short positions in region, country and sector indices primarily using derivatives, with a focus on Western Europe.  The stock selection process involves three steps:  Fundamentals–to evaluate the stock and verify the strength of the company's underlying business position to produce high conviction, high potential ideas; Valuation–to determine if the stock is attractively priced relative to the company's earnings potential; and Catalyst–to identify a specific event that has the potential to cause the stock to appreciate in value within the investment time horizon.  Positions are sold when the security reaches Three Bridges' target price, hits its downside price limit or more attractive investment opportunities are identified.  Three Bridges utilizes risk controls related to its conviction-based, stock selection process and allows stock picking to drive results.  Three Bridges uses a top-down macro view primarily to support its bottom-up stock selection process and provide context for investment decisions.

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Three Bridges, 810 Seventh Avenue, 32nd Floor, New York, New York 10019, is a Delaware limited partnership formed in 2011.  Gene Salamon is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Three Bridges.  Mr. Salamon is Managing Partner, portfolio manager and founder of Three Bridges.  Prior to forming Three Bridges, Mr. Salamon was a partner at Indus Capital Partners from 2006 to 2011.  As of August 31, 2014, Three Bridges had approximately $583 million in assets under management.